                      SUPPLEMENT DATED NOVEMBER 27, 1995
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED NOVEMBER 1, 1995 OF
                      PIMCO ADVISORS INSTITUTIONAL FUNDS

1. Non-fundamental restriction (I) on page 20 of the Prospectus and page 21 of the Statement of Additional Information has been amended to read as follows:

    [A Fund may not]

    (I) borrow money (excluding reverse repurchase agreements which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes;

2. Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64015, has been retained to serve as the accountants for the Funds for the current fiscal year. Price Waterhouse LLP succeeds Deloitte & Touche LLP as accountants for the Funds.

                                                       [LOGO OF PIMCO]


PIMCO ADVISORS INSTITUTIONAL FUNDS

NFJ Equity Income Fund
NFJ Diversified Low P/E Fund
NFJ Small Cap Value Fund

Cadence Capital Appreciation Fund
Cadence Mid Cap Growth Fund
Cadence Micro Cap Growth Fund
Cadence Small Cap Growth Fund

Columbus Circle Investors Core Equity Fund
Columbus Circle Investors Mid Cap Equity Fund

Parametric Enhanced Equity Fund

Blairlogie Emerging Markets Fund
Blairlogie International Active Fund

Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                November 1, 1995

                                  PROSPECTUS

                               November 1, 1995

  PIMCO Advisors Institutional Funds (the "Trust") is a no-load, open-end management investment company ("mutual fund") which currently offers thirteen separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and its investment management affiliates.

  The Funds described in this Prospectus are as follows:

    NFJ Equity Income Fund             Columbus Circle Investors Core Equity Fund
    NFJ Diversified Low P/E Fund       Columbus Circle Investors Mid Cap Equity Fund
    NFJ Small Cap Value Fund           Parametric Enhanced Equity Fund
    Cadence Capital Appreciation Fund  Blairlogie Emerging Markets Fund
    Cadence Mid Cap Growth Fund        Blairlogie International Active Fund
    Cadence Micro Cap Growth Fund      Balanced Fund
    Cadence Small Cap Growth Fund*

  *Not currently available for investment.

  Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund also will vary.

  Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, other institutions, and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators, and other financial intermediaries. Administrative Class shares indirectly pay service fees to such entities for services they provide to shareholders of that class. Shares of each class of the Funds are offered for sale at the relevant next determined net asset value for that class with no sales charge.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. A Statement of Additional Information, dated November 1, 1995, as supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                     PIMCO Advisors Institutional Funds
                     840 Newport Center Drive, Suite 360
                     Newport Beach, CA 92660
                     Telephone:(800) 927-4648 (Current Shareholders)
                     (800) 800-0952 (New Accounts)

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION,  NOR  HAS  THE
  SECURITIES AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED   UPON  THE   ACCURACY  OR   ADEQUACY  OF   THIS  PROSPECTUS.   ANY
    REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                  PIMCO ADVISORS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   6
   Financial Highlights....................................................   8
   Investment Objectives and Policies......................................  12
   Investment Restrictions.................................................  18
   Characteristics and Risks of Securities and Investment Techniques.......  20
   Management of the Trust.................................................  28
   Purchase of Shares......................................................  32
   Redemption of Shares....................................................  34
   Portfolio Transactions..................................................  35
   Net Asset Value.........................................................  36
   Dividends, Distributions and Taxes......................................  36
   Other Information.......................................................  37

                                                                               3
                               PROSPECTUS SUMMARY

  PIMCO Advisors Institutional Funds (the "Trust") is a no-load, open-end management investment company ("mutual fund"), organized as a Massachusetts business trust on August 24, 1990. The Trust currently offers thirteen separate investment portfolios (the "Funds").

                              COMPARISON OF FUNDS

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

 FUND                INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS
------------------------------------------------------------------------------
 NFJ Equity Income   Seeks current income as a primary investment objective,
                     and long-term growth of capital as a secondary objective;
                     invests primarily in common stocks with below-average
                     price to earnings ratios and higher dividend yields
                     relative to their industry groups.
------------------------------------------------------------------------------
 NFJ Diversified Low Seeks long-term growth of capital and income; invests
 P/E                 primarily in common stocks with below-average price to
                     earnings ratios relative to their industry groups.
------------------------------------------------------------------------------
 NFJ Small Cap Value Seeks long-term growth of capital and income; invests primarily in common stocks of companies with market
                     capitalizations between $50 million and $500 million and
                     below-average price to earnings ratios relative to their
                     industry groups.
------------------------------------------------------------------------------
 Cadence Capital     Seeks growth of capital; invests primarily in common
 Appreciation        stocks of companies with market capitalizations of at
                     least $100 million that have improving fundamentals and
                     whose stock is reasonably valued by the market.
------------------------------------------------------------------------------
 Cadence Mid Cap     Seeks growth of capital; invests primarily in common
 Growth              stocks of companies with market capitalizations in excess
                     of $500 million that have improving fundamentals and
                     whose stock is reasonably valued by the market.
------------------------------------------------------------------------------
 Cadence Micro Cap   Seeks long-term growth of capital; invests primarily in
 Growth              common stocks of companies with market capitalizations of
                     less than $100 million that have improving fundamentals
                     and whose stock is reasonably valued by the market.
------------------------------------------------------------------------------
 Cadence Small Cap   Seeks growth of capital; invests primarily in common
 Growth              stocks of companies with market capitalizations between
                     $50 million and $500 million that have improving
                     fundamentals and whose stock is reasonably valued by the
                     market.
------------------------------------------------------------------------------
 Columbus Circle     Seeks long-term growth of capital, with income as a
 Investors Core      secondary objective; invests primarily in common stocks
 Equity              of companies with market capitalizations in excess of $3
                     billion.
------------------------------------------------------------------------------
 Columbus Circle     Seeks long-term growth of capital; invests primarily in
 Investors Mid Cap   common stocks of companies with market capitalizations
 Equity              between $800 million to $3 billion.
------------------------------------------------------------------------------
 Parametric Enhanced Seeks to provide a total return which equals or exceeds
 Equity              total return performance of the Standard & Poor's 500
                     Composite Stock Price Index; invests in common stocks
                     represented in that Index.
------------------------------------------------------------------------------
 Blairlogie Emerging Seeks long-term growth of capital; invests primarily in
 Markets             common stocks of companies located in emerging market
                     countries.
------------------------------------------------------------------------------
 Blairlogie          Seeks long-term growth of capital; invests primarily in a
 International       diversified portfolio of international equity securities.
 Active
------------------------------------------------------------------------------
 Balanced            Seeks total return; invests in common stocks, fixed
                     income securities and money market instruments.
------------------------------------------------------------------------------


                                                                  PIMCO ADVISORS

4

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read the Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. It is the policy of all of the Funds except the Balanced Fund (the "Equity Funds"), all of which invest primarily in common stock, to be as fully invested as practicable in such securities at all times. This policy precludes any of the Equity Funds from investing in debt securities as a defensive investment posture (although the Equity Funds may invest in such securities to provide for payment of expenses to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices, and bear any risk that an Equity Fund's exposure to such declines cannot be lessened by investment in debt securities. For further information, see "Investment Objectives and Policies--Equity Funds."

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

                   INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  PIMCO Advisors L.P. ("PIMCO Advisors" or "Adviser") serves as investment adviser to the Trust. Subject to the supervision of the Board of Trustees of the Trust, the Adviser supervises the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. For all of the Funds, the Adviser has engaged its affiliates to serve as Portfolio Managers. Under the supervision of PIMCO Advisors, the Portfolio Managers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. Pacific Investment Management Company ("PIMCO") manages the portion of the assets of the Balanced Fund allocated for investment in fixed income securities. Parametric Portfolio Associates ("Parametric") manages the Parametric Enhanced Equity Fund and the portion of the assets of the Balanced Fund allocated for investment in common stock. NFJ Investment Group ("NFJ") manages the NFJ Equity Income Fund, the NFJ Diversified Low P/E Fund, and the NFJ Small Cap Value Fund. Cadence Capital Management ("Cadence") manages the Cadence Capital Appreciation Fund, the Cadence Mid Cap Growth Fund, Cadence Micro Cap Growth Fund, and the Cadence Small Cap Growth Fund. Columbus Circle Investors ("Columbus Circle") manages the Columbus Circle Investors Core Equity Fund and the Columbus Circle Investors Mid Cap Equity Fund. Blairlogie Capital Management ("Blairlogie") manages the Blairlogie Emerging Markets Fund and the Blairlogie International Active Fund. PIMCO, Parametric, NFJ, Cadence, Columbus Circle, and Blairlogie are each subsidiary partnerships of PIMCO Advisors. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among various asset classes and manages the portion of the assets allocated for investment in money market instruments.

  For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Portfolio Managers are compensated by the Adviser out of its fees (not by the Trust). See "Management of the Trust."

                               PURCHASE OF SHARES

  Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They are also offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators and other financial intermediaries. Administrative Class shares indirectly pay service fees to such entities for services they provide to shareholders of that class.

  Shares of each class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $200,000. The Cadence Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10,000,000, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in the Cadence Micro Cap Growth Fund to $100,000,000. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, shares of the Cadence Small Cap Growth Fund are not offered as of the date of this Prospectus; however, additional investment in the Fund may be available in the event that an existing shareholder redeems a sufficient dollar amount. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

  Shares of each class of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Shares of a class of any Fund may be exchanged for shares of the same class of any other Fund of the Trust offered generally to the public on the basis of relative net asset values, or for shares of the same class of a Series of the PIMCO Funds, an affiliated no-load, open-end management investment company, composed primarily of fixed income portfolios managed by PIMCO. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least quarterly (except for the Columbus Circle Investors Core Equity Fund, which will distribute semi-annually, and the Columbus Circle Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds, which will distribute annually), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class. See "Dividends, Distributions and Taxes."

                                                                  PIMCO ADVISORS

6
                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (EACH CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                               ADVISORY ADMINISTRATIVE  TOTAL
  INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
  --------------------------                   -------- -------------- --------
  NFJ Equity Income Fund......................   0.45%       0.25%       0.70%
  NFJ Diversified Low P/E Fund................   0.45        0.25        0.70
  NFJ Small Cap Value Fund....................   0.60        0.25        0.85
  Cadence Capital Appreciation Fund...........   0.45        0.25        0.70
  Cadence Mid Cap Growth Fund.................   0.45        0.25        0.70
  Cadence Micro Cap Growth Fund...............   1.25        0.25        1.50
  Cadence Small Cap Growth Fund...............   1.00        0.25        1.25
  Columbus Circle Investors Core Equity Fund..   0.57        0.25        0.82
  Columbus Circle Investors Mid Cap Equity
   Fund.......................................   0.63        0.25        0.88
  Parametric Enhanced Equity Fund.............   0.45        0.25        0.70
  Blairlogie Emerging Markets Fund............   0.85        0.50        1.35
  Blairlogie International Active Fund........   0.60        0.50        1.10
  Balanced Fund...............................   0.45        0.25        0.70

                                       ADVISORY ADMINISTRATIVE SERVICE  TOTAL
  ADMINISTRATIVE CLASS SHARES            FEE         FEE         FEE   EXPENSES
  ---------------------------          -------- -------------- ------- --------
  NFJ Equity Income Fund..............   0.45%       0.25%      0.25%    0.95%
  NFJ Diversified Low P/E Fund........   0.45        0.25       0.25     0.95
  NFJ Small Cap Value Fund............   0.60        0.25       0.25     1.10
  Cadence Capital Appreciation Fund...   0.45        0.25       0.25     0.95
  Cadence Mid Cap Growth Fund.........   0.45        0.25       0.25     0.95
  Cadence Micro Cap Growth Fund.......   1.25        0.25       0.25     1.75
  Cadence Small Cap Growth Fund.......   1.00        0.25       0.25     1.50
  Columbus Circle Investors Core Eq-
   uity Fund..........................   0.57        0.25       0.25     1.07
  Columbus Circle Investors Mid Cap
   Equity Fund........................   0.63        0.25       0.25     1.13
  Parametric Enhanced Equity Fund.....   0.45        0.25       0.25     0.95
  Blairlogie Emerging Markets Fund....   0.85        0.50       0.25     1.60
  Blairlogie International Active
   Fund...............................   0.60        0.50       0.25     1.35
  Balanced Fund.......................   0.45        0.25       0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service Fees" under the caption "Management of the Trust."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                   ------ ------- ------- --------
   NFJ Equity Income Fund......................  $ 7     $22     $39     $ 87
   NFJ Diversified Low P/E Fund................  $ 7     $22     $39     $ 87
   NFJ Small Cap Value Fund....................  $ 9     $27     $47     $105
   Cadence Capital Appreciation Fund...........  $ 7     $22     $39     $ 87
   Cadence Mid Cap Growth Fund.................  $ 7     $22     $39     $ 87
   Cadence Micro Cap Growth Fund...............  $15     $47     $82     $179
   Cadence Small Cap Growth Fund...............  $13     $40     $69     $151
   Columbus Circle Investors Core Equity Fund..  $ 8     $26     $46     $101
   Columbus Circle Investors Mid Cap Equity
    Fund.......................................  $ 9     $28     $49     $108
   Parametric Enhanced Equity Fund.............  $ 7     $22     $39     $ 87
   Blairlogie Emerging Markets Fund............  $14     $43     $74     $162
   Blairlogie International Active Fund........  $11     $35     $61     $134
   Balanced Fund...............................  $ 7     $22     $39     $ 87
   ADMINISTRATIVE CLASS SHARES                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                  ------ ------- ------- --------
   NFJ Equity Income Fund......................  $10     $30     $53     $117
   NFJ Diversified Low P/E Fund................  $10     $30     $53     $117
   NFJ Small Cap Value Fund....................  $11     $35     $61     $134
   Cadence Capital Appreciation Fund...........  $10     $30     $53     $117
   Cadence Mid Cap Growth Fund.................  $10     $30     $53     $117
   Cadence Micro Cap Growth Fund...............  $18     $55     $95     $206
   Cadence Small Cap Growth Fund...............  $15     $47     $82     $179
   Columbus Circle Investors Core Equity Fund..  $11     $34     $59     $131
   Columbus Circle Investors Mid Cap Equity
    Fund.......................................  $12     $36     $62     $137
   Parametric Enhanced Equity Fund.............  $10     $30     $53     $117
   Blairlogie Emerging Markets Fund............  $16     $50     $87     $190
   Blairlogie International Active Fund........  $14     $43     $74     $163
   Balanced Fund...............................  $10     $30     $53     $117

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                                  PIMCO ADVISORS

8
                             FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of each Fund are part of the Trust's financial statements which are included in the Trust's Annual Report dated October 31, 1994 and Semi-Annual Report dated April 30, 1995, and incorporated by reference in the Statement of Additional Information. The Trust's financial statements and selected per share data and ratios as of October 31, 1994 appearing under the heading "Financial Highlights" have been examined by Deloitte & Touche LLP, independent accountants, whose opinion thereon is also included in the Annual Report. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods.

  Selected data for a share outstanding throughout each period:

                      NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS  DISTRIBUTIONS
 YEAR OR                VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET    FROM NET    DISTRIBUTIONS
 PERIOD               BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT   REALIZED        FROM
 ENDED                OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME   CAPITAL GAINS EQUALIZATION
-------------------------------------------------------------------------------------------------------------
NFJ EQUITY INCOME FUND
 Institutional Class
 10/31/91(a)           $10.00      $.24        $ .92         $1.16       $(.24)      $ (.15)        $ .00
 10/31/92               10.77       .45          .93          1.38        (.43)        (.57)         (.23)
 10/31/93               10.92       .40         1.40          1.80        (.40)        (.37)          .00
 10/31/94               11.95       .42         (.16)          .26        (.42)        (.04)          .00
 4/30/95+               11.75       .23          .52           .75        (.23)        (.33)          .00
 Administrative Class
 4/30/95(e)+            11.12       .17         1.19          1.36        (.21)        (.33)          .00
NFJ DIVERSIFIED LOW P/E FUND
 Institutional Class
 10/31/92(b)           $10.00      $.24        $ .23         $ .47       $(.24)      $ (.18)        $ .00
 10/31/93               10.05       .28         2.36          2.64        (.28)        (.49)          .00
 10/31/94               11.92       .30         (.28)          .02        (.29)        (.10)          .00
 4/30/95+               11.55       .15          .67           .82        (.15)       (1.20)          .00
NFJ SMALL CAP VALUE FUND
 Institutional Class
 10/31/91(c)           $10.00      $.02        $ .10         $ .12       $(.03)      $  .00         $ .00
 10/31/92               10.09       .22         1.17          1.39        (.22)        (.24)         (.04)
 10/31/93               10.98       .24         2.33          2.57        (.24)        (.50)          .00
 10/31/94               12.81       .29         (.65)         (.36)       (.29)        (.09)          .00
 4/30/95+               12.07       .15          .76           .91        (.15)        (.89)          .00
CADENCE CAPITAL APPRECIATION FUND
 Institutional Class
 10/31/91(a)           $10.00      $.09        $1.02         $1.11       $(.09)      $  .00         $ .00
 10/31/92               11.02       .14         1.05          1.19        (.14)        (.72)         (.08)
 10/31/93               11.27       .11         2.73          2.84        (.11)        (.50)          .00
 10/31/94               13.50       .14         (.12)          .02        (.14)        (.04)          .00
 4/30/95+               13.34       .08         1.14          1.22        (.08)         .00           .00
CADENCE MID CAP GROWTH FUND
 Institutional Class
 10/31/91(d)           $10.00      $.02        $ .27         $ .29       $(.01)      $  .00         $ .00
 10/31/92               10.28       .10         1.03          1.13        (.10)         .00          (.02)
 10/31/93               11.29       .07         2.70          2.77        (.07)        (.02)          .00
 10/31/94               13.97       .06          .01           .07        (.06)        (.01)          .00
 4/30/95+               13.97       .03         1.11          1.14        (.03)         .00           .00
 Administrative Class
 4/30/95(e)+            13.31       .01         1.77          1.78        (.01)         .00           .00

--------
(a) From commencement of operations, March 8, 1991, to October 31, 1991.
(b) From commencement of operations, December 30, 1991, to October 31, 1992.
(c) From commencement of operations, October 1, 1991, to October 31, 1991.
(d) From commencement of operations, August 26, 1991, to October 31, 1991.
(e) From commencement of operations, November 30, 1994, to April 30, 1995.
* Annualized.
+ Six-month period (Unaudited).

                                                                               9
                        FINANCIAL HIGHLIGHTS (CONTINUED)

  Selected data for a share outstanding throughout each period:


                                                                       RATIO OF NET
                             NET ASSET          NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE               END     EXPENSES TO  INCOME TO   PORTFOLIO
 FROM RETURN       TOTAL        END    TOTAL    OF PERIOD    AVERAGE     AVERAGE    TURNOVER
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS   NET ASSETS    RATE
---------------------------------------------------------------------------------------------
    $.00          $ (.39)     $10.77   11.81%    $ 15,628     0.74%*       4.18%*     61.51%
     .00           (1.23)      10.92   12.89%      30,506     0.70%        3.83%      46.74%
     .00            (.77)      11.95   16.65%      67,854     0.70%        3.55%      38.60%
     .00            (.46)      11.75    2.25%      92,365     0.70%        3.77%      35.56%
     .00            (.56)      11.94    6.90%      99,627     0.70%*       4.09%*     18.50%
     .00            (.54)      11.94   12.72%         131     0.95%*       3.55%*     15.22%
    $.00          $ (.42)     $10.05    4.68%    $ 18,083     0.70%*       2.57%*     72.77%
     .00            (.77)      11.92   26.35%      22,930     0.70%        2.43%      28.19%
     .00            (.39)      11.55    0.15%      15,442     0.70%        2.34%      43.70%
     .00           (1.35)      11.02    8.62%      12,570     0.70%*       2.60%*     36.70%
    $.00          $ (.03)     $10.09    1.19%    $  5,060     1.09%*       3.06%*      0.00%
     .00            (.50)      10.98   13.75%      18,261     0.85%        2.16%*     26.77%
     .00            (.74)      12.81   23.60%      46,523     0.85%        2.05%      41.80%
     .00            (.38)      12.07   (2.89)%     31,236     0.85%        2.23%      48.12%
     .00           (1.04)      11.94    8.15%      32,797     0.85%*       2.50%*     17.31%
    $.00          $ (.09)     $11.02   11.19%    $ 18,813     0.75%*       1.55%*     40.54%
     .00            (.94)      11.27   10.75%      36,334     0.70%        1.13%     134.17%
     .00            (.61)      13.50   25.30%      84,990     0.70%        0.94%      81.15%
     .00            (.18)      13.34     .15%     165,441     0.70%        1.17%      76.75%
     .00            (.08)      14.48    9.23%     190,105     0.70%*       1.23%*     32.27%
    $.00          $ (.01)     $10.28    2.98%    $  2,748     0.82%*       0.92%*     13.41%
     .00            (.12)      11.29   10.91%      21,213     0.70%        0.87%      65.92%
     .00            (.09)      13.97   24.57%      67,625     0.70%        0.56%      97.87%
     .00            (.07)      13.97     .58%     121,791     0.70%        0.45%      60.85%
     .00            (.03)      15.08    8.16%     134,177     0.70%*       0.43%*     29.91%
     .00            (.01)      15.08   13.36%         109     0.95%*       0.10%*     23.68%

                                                                  PIMCO ADVISORS

10

  Selected data for a share outstanding throughout each period:

                      NET ASSET    NET      NET REALIZED  TOTAL INCOME DIVIDENDS  DISTRIBUTIONS
 YEAR OR                VALUE   INVESTMENT AND UNREALIZED (LOSS) FROM   FROM NET    FROM NET    DISTRIBUTIONS
 PERIOD               BEGINNING   INCOME   GAIN (LOSS) ON  INVESTMENT  INVESTMENT   REALIZED        FROM
 ENDED                OF PERIOD   (LOSS)    INVESTMENTS    OPERATIONS    INCOME   CAPITAL GAINS EQUALIZATION
-------------------------------------------------------------------------------------------------------------
CADENCE MICRO CAP
 GROWTH FUND
 Institutional Class
 10/31/93(a)           $10.00     $ .00        $ 1.07        $ 1.07      $ .00       $  .00         $ .00
 10/31/94               11.06      (.03)          .84           .81        .00          .00           .00
 4/30/95+               11.87      (.01)          .89           .88        .00          .00           .00
CADENCE SMALL CAP
 GROWTH FUND
 Institutional Class
 10/31/91(b)           $10.00     $ .02        $ 5.03        $ 5.05      $(.02)      $ (.16)        $ .00
 10/31/92               14.87       .01          1.50          1.51       (.01)        (.57)          .00
 10/31/93               15.80      (.06)         6.19          6.13        .00        (2.78)          .00
 10/31/94               19.15      (.02)          .89           .87        .00         (.64)          .00
 4/30/95+               19.38      (.02)         (.07)         (.09)       .00        (1.43)          .00
COLUMBUS CIRCLE INVESTORS
 CORE EQUITY FUND
 Institutional Class
 4/30/95(c)+           $10.00     $ .03        $ 1.07        $ 1.10      $(.03)      $  .00         $ .00
COLUMBUS CIRCLE INVESTORS
 MID CAP EQUITY FUND
 Institutional Class
 4/30/95(c)+           $10.00     $ .02        $  .87        $  .89      $ .00       $  .00         $ .00
PARAMETRIC ENHANCED
 EQUITY FUND
 Institutional Class
 10/31/91(d)           $10.00     $ .16        $  .80        $  .96      $(.16)      $  .00         $ .00
 10/31/92               10.80       .16          1.06          1.22       (.16)        (.04)         (.06)
 10/31/93               11.76       .23           .74           .97       (.23)        (.42)          .00
 10/31/94               12.08       .25          (.04)          .21       (.25)        (.05)          .00
 4/30/95+               11.99       .12           .92          1.04       (.12)        (.17)          .00
BLAIRLOGIE EMERGING
 MARKETS FUND
 Institutional Class
 10/31/93(e)           $10.00     $ .03        $ 2.52        $ 2.55      $(.02)      $ (.26)        $ .00
 10/31/94               12.27      (.01)         4.45          4.44        .00         (.18)          .00
 4/30/95+               16.53       .07         (4.61)        (4.54)       .00         (.71)          .00
 Administrative Class
 4/30/95+               16.95       .07         (5.05)        (4.98)       .00         (.71)          .00
BLAIRLOGIE INTERNATIONAL
 ACTIVE FUND
 Institutional Class
 10/31/93(f)           $10.00     $ .05        $  .69        $ 0.74      $(.04)      $ (.01)        $ .00
 10/31/94               10.69       .09          1.15          1.24       (.03)        (.04)          .00
 4/30/95+               11.86       .12          (.01)          .11        .00         (.43)          .00
 Administrative Class
 4/30/95(g)+            11.21       .09           .65           .74        .00         (.43)          .00
BALANCED FUND
 Institutional Class
 10/31/92(h)           $10.00     $ .12        $  .52        $  .64      $(.12)      $ (.10)        $ .00
 10/31/93               10.42       .35           .68          1.03       (.35)        (.26)          .00
 10/31/94               10.84       .34          (.34)          .00       (.34)        (.15)          .00
 4/30/95+               10.35       .20           .58           .78       (.20)         .00           .00

--------
(a) From commencement of operations, June 25, 1993, to October 31, 1993.
(b) From commencement of operations, January 7, 1991, to October 31, 1991.
(c) From commencement of operations, December 28, 1994, to April 30, 1995.
(d) From commencement of operations, February 11, 1991, to October 31, 1991.
(e) From commencement of operations, June 1, 1993, to October 31, 1993.
(f) From commencement of operations, June 8, 1993, to October 31, 1993.
(g) From commencement of operations, November 30, 1994, to April 30, 1995.
(h) From commencement of operations, June 25, 1992, to October 31, 1992.
* Annualized.
+ Six-month period (Unaudited).

                                                                              11
                        FINANCIAL HIGHLIGHTS (CONTINUED)

  Selected data for a share outstanding throughout each period:

                                                                       RATIO OF NET
                             NET ASSET          NET ASSETS  RATIO OF    INVESTMENT
DISTRIBUTIONS                  VALUE               END     EXPENSES TO  INCOME TO   PORTFOLIO
 FROM RETURN       TOTAL        END    TOTAL    OF PERIOD    AVERAGE     AVERAGE    TURNOVER
 OF CAPITAL    DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS   NET ASSETS    RATE
---------------------------------------------------------------------------------------------
    $(.01)        $ (.01)     $11.06    10.81%   $ 10,827     1.50%*      (0.02)%*    15.98%
      .00            .00       11.87     7.31%     32,605     1.50%       (0.25)%     58.81%
      .00            .00       12.75     7.35%     44,031     1.50%*      (0.16)%*    37.12%
    $ .00         $ (.18)     $14.87    50.68%   $ 33,168     1.29%*       0.11%*     47.84%
      .00           (.58)      15.80    10.20%     33,734     1.25%        0.09%      66.05%
      .00          (2.78)      19.15    38.80%     43,308     1.25%       (0.35)%     62.15%
      .00           (.64)      19.38     4.62%     50,425     1.25%       (0.33)%     65.53%
      .00          (1.43)      17.86    (0.25)%    53,216     1.25%*      (0.21)%*    28.04%
    $ .00         $ (.03)     $11.07    11.01%   $  3,013     0.82%*       1.07%*     36.69%
    $ .00         $  .00      $10.89     8.87%   $  3,460     0.88%*       0.67%*     32.76%
    $ .00         $ (.16)     $10.80     9.59%   $  4,451     0.73%*       2.14%*      0.15%
      .00           (.26)      11.76    11.46%     36,515     0.70%        1.81%      16.85%
      .00           (.65)      12.08     8.20%     46,724     0.70%        1.89%      15.02%
      .00           (.30)      11.99     1.83%     65,915     0.70%        2.20%      43.58%
      .00           (.29)      12.74     8.84%     69,312     0.70%*       2.02%*      6.29%
    $ .00         $ (.28)     $12.27    25.55%   $ 14,625     1.34%*       0.64%*     36.51%
      .00           (.18)      16.53    36.31%     79,620     1.35%       (0.06)%     79.04%
      .00           (.71)      11.28   (28.09)%    73,928     1.35%*       0.79%*     66.80%
      .00           (.71)      11.26   (28.18)%       209     1.61%*       2.35%*     66.80%
    $ .00         $ (.05)     $10.69     7.39%   $  8,299     1.10%*       0.91%*     19.61%
      .00           (.07)      11.86    11.68%     22,569     1.10%        1.12%*     88.55%
      .00           (.43)      11.54     1.23%     52,065     1.10%*       0.96%*     42.81%
      .00           (.43)      11.52     6.99%         57     1.35%*       0.45%*     28.89%
    $ .00         $ (.22)     $10.42     6.40%   $ 99,198     0.70%*       3.36%*     38.51%
      .00           (.61)      10.84    10.06%    126,410     0.70%        3.10%      19.32%
      .00           (.49)      10.35     0.08%    130,694     0.70%        3.25%      46.72%
      .00           (.20)      10.93     7.65%     85,626     0.70%*       3.76%*      5.17%

                                                                  PIMCO ADVISORS

12

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary.

  NFJ Equity Income Fund seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. In pursuing these objectives, the Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  NFJ Diversified Low P/E Fund seeks long-term growth of capital and income. In pursuing this objective, the Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry group. In selecting securities, the Portfolio Manager classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  NFJ Small Cap Value Fund seeks long-term growth of capital and income. In pursuing this objective, the Fund invests primarily in common stocks from companies with market capitalizations between $50 million and $500 million at the time of investment. In selecting securities, the Portfolio Manager divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $500 million, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Cadence Capital Appreciation Fund seeks growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are chosen from companies with market capitalizations of at least $100 million at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of the approximately 1,000 largest market capitalization stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum

                                                                              13
screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Cadence Mid Cap Growth Fund seeks growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen,
(iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Cadence Micro Cap Growth Fund seeks long-term growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Cadence Small Cap Growth Fund seeks growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $500 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Portfolio Manager believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

                                                                  PIMCO ADVISORS

14

  Columbus Circle Investors Core Equity Fund seeks long-term growth of capital, with income as a secondary objective. In pursuing these objectives, the Fund attempts to exceed the total return performance of the S&P 500 over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and engage in forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Columbus Circle Investors Mid Cap Equity Fund seeks long-term growth of capital. In pursuing this objective, the Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and engage in forward foreign currency contracts. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Parametric Enhanced Equity Fund seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. In pursuing this objective, the Fund attempts to equal or exceed the total return performance of the S&P 500. The Portfolio Manager uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stock of foreign issuers if included in the index. The Fund is designed to simultaneously meet all of the following criteria: (i) higher returns than the S&P 500 in both up and down markets,
(ii) no greater volatility than the S&P 500, and (iii) consistent performance on a period-to-period basis. A computer optimization model analyzes the return pattern of thousands of portfolios that could be constructed from the securities in the S&P 500. The Portfolio Manager's optimization process reweights or eliminates stocks that have not historically improved the performance or lowered the volatility of the Fund. The Fund is rebalanced quarterly. The Trust reserves the right to change the index whose total return the Fund will attempt to equal or exceed without shareholder approval, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations.

  The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Blairlogie Emerging Markets Fund seeks long-term growth of capital. In pursuing this objective, the Fund invests primarily in common stocks of companies located in countries identified as "emerging market" countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries.

  Argentina           Greece         Jordan         Poland         Thailand
  Brazil              Hong Kong      Malaysia       Portugal       Turkey
  Chile               Hungary        Mexico         South Africa   Venezuela
  China               India          Pakistan       South Korea    Zimbabwe
  Colombia            Indonesia      Peru           Sri Lanka
  Czech               Israel         Philippines    Taiwan
  Republic

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative

                                                                  PIMCO ADVISORS

16

illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investment.

  For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Blairlogie International Active Fund seeks long-term growth of capital. In pursuing this objective, the Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests, however, the Fund is not limited to the countries and weightings of the EAFE Index. The Portfolio Manager applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Portfolio Manager considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund may invest in stock index futures contracts, foreign exchange futures contracts, and options thereon, and may sell (write) call and put options. The Fund also may engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For information on other investment policies, see "Investment Objectives and Policies--Equity Funds." See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

  Balanced Fund seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ a computerized asset allocation program which will take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, normally the Fund will maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged two of the Trust's Portfolio Managers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be managed in accordance with the investment policies of the Parametric Enhanced Equity Fund by the same Portfolio Manager, Parametric. The portion of the assets of the Fund allocated by the Adviser for investment in fixed income debt securities (the "Fixed Income Securities Segment") will be managed by PIMCO. PIMCO Advisors will manage directly the assets of the Fund allocated for investment in money market instruments (the "Money Market Segment"). Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities.

  Corporate fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager. Investments in corporate debt securities that are rated Baa by Moody's or BBB by S&P have certain "speculative characteristics." Such securities may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than more highly rated debt securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nonetheless retain the security.

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. See "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information for more details on investment practices.

EQUITY FUNDS

  The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Parametric Enhanced Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each Equity Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high-quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. The Equity Funds that invest primarily in securities of foreign issuers may invest in debt securities and money market obligations issued by U.S. and foreign issuers and that are either U.S. dollar-denominated or denominated in foreign currency.

  Any of the Equity Funds may temporarily not be invested primarily in equity securities after the commencement of operations or after receipt of significant new monies. Any of the Equity Funds may temporarily not contain the number of stocks in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Portfolio Manager's ability to prudently invest new monies. It is the policy of all of the Equity Funds to be as fully invested in common stock as practicable at all times. This policy precludes the Equity Funds from investing in debt securities as a defensive investment posture (although the Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities.

  The Equity Funds may also invest in convertible securities, preferred stock, warrants subject to certain limitations, and American Depository Receipts ("ADRs"). The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may also invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). For more information on these investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.


                                                                  PIMCO ADVISORS

18

DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Portfolio Manager in security selection for the Fixed Income Securities Segment of the Balanced Fund.

  Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective, as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without the approval of a majority of the outstanding voting shares of that Fund. Under these restrictions, a Fund may not:

    (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

    (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except that any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

    (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

    (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of a Fund's assets);

    (8) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

    (9) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust; or

    (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

    (A) invest for the purpose of exercising control or management;

    (B) invest in securities of another open-end investment company;

    (C)(a) for the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds: invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees); nor invest more than 5% of the net assets of a Fund in securities that are illiquid because they are subject to legal or contractual restrictions on resale;

      (b) for the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Cadence Micro Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds: invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which are illiquid;

    (D) purchase any security if, as a result, the Fund will then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for less than three years;

    (E) purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees, or any officer or Director of PIMCO Advisors or the Portfolio Manager of the Fund, individually owns more than one-half of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

    (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and Directors or Trustees of the Trust or the Adviser;

    (G) invest in a security if, with respect to 100% of the total assets, the Fund would own more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

                                                                  PIMCO ADVISORS

20

    (H) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

    (I) borrow money (excluding reverse repurchase agreements which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes in an amount up to 5% of its total assets;

    (J) sell securities or property short, except short sales against the box;

    (K) purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except that this restriction does not apply to puts that are a feature of floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Fund may engage in options on securities, options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments;

    (L) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investment in warrants (valued to the lower of cost or market) would exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange;

    (M) invest in securities sold in foreign over-the-counter markets unless the foreign dealers effecting such transactions have a minimum net worth of $20 million; or

    (N) invest in oil, gas or other mineral exploration or development programs (including oil, gas, or other mineral leases), except that a Fund may invest in the securities of companies that invest in or sponsor those programs.

  For purposes of fundamental investment restriction (5), swap agreements are not deemed to be commodities contracts. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                    CHARACTERISTICS AND RISKS OF SECURITIES
                           AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. In addition, the value of debt securities generally rises and falls inversely with interest rates, and the longer the maturity of the debt security, the more volatile it may be in terms of changes in value. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

LOW CAPITALIZATION STOCKS

  The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds may invest in common stock of companies with market capitalization that is low compared to other publicly traded companies. NFJ Small Cap Value and Cadence Small Cap Growth Funds may invest in companies with market capitalizations of $500 million or less, and Cadence Micro Cap Growth Fund may invest in companies with market capitalizations of $100 million or less. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange. As a result, the disposition of securities to meet redemptions may require a Fund to sell these securities at a disadvantageous time, or at disadvantageous prices, or to make many small sales over a lengthy period of time.

REPURCHASE AGREEMENTS

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities or high grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

  Reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Fund's total assets. Apart from transactions involving reverse repurchase agreements, a Fund will not borrow money, except for temporary administrative purposes, in an amount exceeding 5% of its total assets.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

                                                                  PIMCO ADVISORS

22

FOREIGN SECURITIES

  The Blairlogie Emerging Markets and Blairlogie International Active Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities represented by EDRs, ADRs, or GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Columbus Circle Investors Core Equity and Columbus Circle Investors Mid Cap Equity Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, the Funds may invest up to 35% of their respective assets in ADRs, EDRs, and GDRs, reduced by such amount that may be reserved for investments in high quality debt securities, money market obligations, and cash or other permissible investments. The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds may also invest in ADRs. The Parametric Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  The Blairlogie Emerging Markets Fund may invest in the securities of issuers based in countries with developing economies. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate liquid assets, such as cash or high grade debt obligations, in a segregated account to cover forward currency contracts entered into for non-hedging purposes.

DERIVATIVE INSTRUMENTS

  Certain Funds may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, Blairlogie International Active, and Balanced Funds may engage in the purchase and writing of call and put options on securities; each of these Funds, along with the Parametric Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes. The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may engage in the purchase and writing of call and put options on foreign currencies. The Blairlogie Emerging Markets and Blairlogie International Active Funds also may enter into swap agreements with respect to securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; to increase exposure to a foreign currency; to shift exposure to foreign currency fluctuations from one country to another; or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly. If the Portfolio Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

                                                                  PIMCO ADVISORS

24

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Portfolio Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active
Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Blairlogie Emerging Markets and Blairlogie International Active Funds may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts The Balanced Fund may invest in interest rate futures contracts and options thereon. The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Parametric Enhanced Equity, Blairlogie Emerging Markets, Blairlogie International Active, and Balanced Funds may invest in stock index futures contracts and options thereon. The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such

                                                                  PIMCO ADVISORS

26

term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

  The Balanced Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors in the future. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Portfolio Manager to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.

These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund has adopted a policy under which it will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

ILLIQUID SECURITIES

  The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of a Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Cadence Micro Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment), would be invested in such securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

                                                                  PIMCO ADVISORS

28

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are William D. Cvengros, Richard L. Nelson, Lyman W. Porter, and Alan Richards. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  PIMCO Advisors L.P. serves as Investment Adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships at September 30, 1995 were approximately $87.6 billion. A portion of the units of the limited partner interest in PIMCO Advisors is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors is PIMCO Partners, G.P. Pacific Mutual Life Insurance Company and its affiliates hold a substantial interest in PIMCO Advisors through direct or indirect ownership of units of PIMCO Advisors, and indirectly hold a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group composed of the Managing Directors of PIMCO. PIMCO Advisors is governed by an Operating Board and Equity Board, which exercise substantially all of the governance powers of the general partner and serve as the functional equivalent of a board of directors. PIMCO Advisors' address is 840 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has six subsidiary partnerships: PIMCO, Parametric, Cadence, NFJ, Blairlogie, and Columbus Circle.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.

PORTFOLIO MANAGERS

  Pursuant to portfolio management agreements, PIMCO Advisors employs its affiliates as Portfolio Managers for all of the Funds. PIMCO Advisors compensates these Portfolio Managers from its advisory fee (not from the Trust). Under these agreements, a Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Portfolio Manager for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments.

  PIMCO manages the Fixed Income Securities Segment of the Balanced Fund. PIMCO is an investment management firm organized as a general partnership. PIMCO has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to PIMCO, commenced operations in 1971. PIMCO had approximately $68.5 billion of assets under management as of September 30, 1995. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the SEC and as a commodity trading adviser with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and Managing Director of PIMCO and has been associated with PIMCO or its predecessor for 24 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  Parametric manages the Parametric Enhanced Equity Fund and the Common Stock Segment of the Balanced Fund. Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 1995 of approximately $1.5 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading adviser with the CFTC.

  Mark England-Markun and Devin Wate are primarily responsible for the day-to-day management of the Parametric Enhanced Equity Fund and the Common Stock Segment of the Balanced Fund. Mr. England-Markun is a Managing Director and founding partner of Parametric and has been associated with Parametric or its predecessor since its inception in 1987. He also directs research and product development for Parametric. Mr. England-Markun graduated with a bachelor's degree in Mathematics and Economics, and a master's degree in Economics and Statistics from the University of Minnesota, and received his MBA from the University of California at Berkeley. Mr. Wate is Director of Execution and Administration of Parametric and has been associated with Parametric or its predecessor since its inception. He has previous experience in equity analysis, trading, portfolio accounting and compliance for large international and domestic equity funds. Mr. Wate graduated from the University of Oregon with a bachelor's degree in Finance and Accounting.

  NFJ manages the NFJ Equity Income Fund, the NFJ Diversified Low P/E Fund, and the NFJ Small Cap Value Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 1995 of approximately $1.4 billion. NFJ's address is 2121 San Jacinto, Suite 1440, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork is responsible for the day-to-day management of the NFJ Equity Income Fund and the NFJ Diversified Low P/E Fund. Mr. Najork is a Managing Director and a founding partner of NFJ and has 23 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University. Mr. Najork is a Chartered Financial Analyst. Mr. Najork and Paul A. Magnuson are primarily responsible for the day-to-day management of the NFJ Small Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 11 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

  Cadence manages the Cadence Capital Appreciation Fund, the Cadence Mid Cap Growth Fund, the Cadence Micro Cap Growth Fund, and the Cadence Small Cap Growth Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 1995 of approximately $2.4 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed and William B. Bannick are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, Chief Executive Officer, and founding partner of Cadence and has 23 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director of Cadence and has 11 years' investment management experience. He had previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined Cadence's predecessor in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst.

                                                                  PIMCO ADVISORS

30

  Columbus Circle manages the Columbus Circle Investors Core Equity Fund and the Columbus Circle Investors Mid Cap Equity Fund (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), the predecessor investment adviser to Columbus Circle, commenced operations in 1975 as a division of Gulf + Western Industries (now Paramount Communications). In 1985, the business was acquired by Thomson McKinnon Asset Management, and in 1990, Irwin S. Smith and Donald A. Chiboucas, Chairman and Managing Director, and President and Managing Director, respectively, of Columbus Circle, participated in a management led purchase of the controlling interest in TAG, of which Columbus Circle was a division. Accounts managed by Columbus Circle had combined assets as of September 30, 1995 of approximately $13 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.

  The investment decisions made by Columbus Circle with respect to the Columbus Circle Funds are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

  Blairlogie manages the Blairlogie Emerging Markets Fund and the Blairlogie International Active Fund (the "Blairlogie Funds"). Blairlogie is a Scottish investment management firm, organized as a United Kingdom limited partnership with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Financial Asset Management Corporation, and the limited partners of which are the principal executive officers of Blairlogie Capital Management Ltd. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 1995 of approximately $0.6 billion. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals who, in turn, specialize in selection of stocks within Europe, Asia, the Americas and in currency and derivatives. He previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  PIMCO Advisors determines the allocation of the Balanced Fund's assets among various asset classes, and manages the Money Market Segment of that Fund.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading adviser does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and PIMCO, Parametric, NFJ, Cadence, Columbus Circle, and Blairlogie may provide, and currently are providing, investment management services to other clients, including other investment companies.

FUND ADMINISTRATOR

  PIMCO serves as administrator to the Funds pursuant to an administration agreement. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fees. For providing investment advisory services to the Funds, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       ADVISORY
  FUND                                                                 FEE RATE
  ----                                                                 --------
  NJF Equity Income, NFJ Diversified Low P/E, Cadence Capital Appreci-
   ation,
   Cadence Mid Cap Growth, Parametric Enhanced Equity, and Balanced
   Funds..............................................................    .45%
  Columbus Circle Investors Core Equity Fund..........................    .57%
  NFJ Small Cap Value and Blairlogie International Active Funds.......    .60%
  Columbus Circle Investors Mid Cap Equity Fund.......................    .63%
  Blairlogie Emerging Markets Fund....................................    .85%
  Cadence Small Cap Growth Fund.......................................   1.00%
  Cadence Micro Cap Growth Fund.......................................   1.25%

  For providing administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                 ADMINISTRATIVE
  FUND                                                              FEE RATE
  ----                                                           --------------
  Blairlogie International Active and Blairlogie Emerging Mar-
   kets Funds...................................................       .50%
  All Other Funds...............................................       .25%

  Both the investment advisory and administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or PIMCO (as the case may be), on 60 days' written notice. Following their initial two-year terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and each of the Portfolio Managers, PIMCO Advisors (not the Trust) pays each Portfolio Manager a fee based on a percentage of the average daily net assets of a Fund as follows: PIMCO--.25% for the Fixed Income Securities Segment of the Balanced Fund; Parametric--.45% for the Common Stock Segment of the Balanced Fund and .45% for the Parametric Enhanced Equity Fund; NFJ--.45% for the NFJ Equity Income Fund, .45% for the NFJ Diversified Low P/E Fund, and .60% for the NFJ Small Cap Value Fund; Cadence--.45% for the Cadence Capital Appreciation Fund, .45% for the Cadence Mid Cap Growth Fund, 1.00% for the Cadence Small Cap Growth Fund, and 1.25% for the Cadence Micro Cap Growth Fund; Columbus Circle--.57% for the Columbus Circle Investors Core Equity Fund and .63% for the Columbus Circle Investors Mid Cap Equity Fund; and Blairlogie--.60% for the Blairlogie International Active Fund and .85% for the Blairlogie Emerging Markets Fund.

SERVICE FEES

  The Trust has adopted an Administrative Services Plan (the "Plan") with respect to the Administrative Class shares of each Fund. Under the terms of the Plan, PIMCO is permitted to reimburse, in an amount up to 0.25% on an annual basis of the average daily net assets of the Administrative Class, financial intermediaries

                                                                  PIMCO ADVISORS

32

that provide services in connection with the administration of plans or programs that use Fund shares as their funding medium. Fees paid pursuant to the Plan may be paid for shareholder service and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. The Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Plan. For more complete disclosure regarding the Plan and its terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Advisors Distribution Company (the "Distributor"), an indirect wholly owned subsidiary of PIMCO Advisors. The Distributor is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Fund offers its shares in two classes: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investment in the Funds. Shares of the Administrative Class are offered primarily through broker-dealers, retirement plan administrators and other financial intermediaries. Administrative Class shares indirectly pay service fees to such entities for services they provide to shareholders of that class.

  Shares of either class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $200,000.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Advisors Institutional Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660.

  Except as provided below, purchases of shares can only be made by wiring Federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"). Before wiring Federal funds, the investor must first telephone the Trust at
(800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring Federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Mutual; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  All purchase orders are effected at the relevant net asset value for that class next determined after receipt of the purchase order. A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value; an order received after the close of business will be effected at the net asset value determined on the next business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring Federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Portfolio Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

CONTRIBUTED CAPITAL LIMITATIONS

  The Cadence Micro Cap Growth Fund limits the purchase of shares (contributed capital) by any one investor to $10,000,000, exclusive of shares purchased through reinvestment of dividends and distributions. Additionally, the Trust has determined to limit the aggregate contributed capital by all investors in the Fund to $100,000,000. Therefore, when the aggregate contributed capital in the Fund reaches such amount, the Fund will no longer be available for additional investment, until such time as an existing investor redeems a dollar amount sufficient to allow a new investment into the Fund. In addition, shares of the Cadence Small Cap Growth Fund are not offered as of the date of this Prospectus; however, additional investment in the Fund may be available in the event that an existing shareholder redeems a sufficient dollar amount. These limitations may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees.

RETIREMENT PLANS

  The Funds are available as an investment option for participants in retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) plans, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate

                                                                  PIMCO ADVISORS

34

in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places his order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Shares may be redeemed by submitting a written request to PIMCO Advisors Institutional Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10,000,000 or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares-- Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank three business days after the tender request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of the PIMCO Funds, an affiliated, open-end management investment company, composed primarily of fixed income portfolios managed by PIMCO. Shareholders interested in such an exchange may request a prospectus for these funds by contacting the PIMCO Funds at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds or PIMCO Funds series registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the portfolio management agreements, a Portfolio Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Portfolio Manager will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the

                                                                  PIMCO ADVISORS

36

brokerage and research services provided by the broker effecting the transaction. The Portfolio Manager also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher the transaction costs borne by the Fund generally will be.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Portfolio Manager.

                                NET ASSET VALUE

  The net asset value per share of each class of each Fund is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. The net asset values of the Institutional Class and Administrative Class of a Fund may diverge due to the effect of rounding at the time net asset value is calculated. Net asset value will not be determined on days on which the New York Stock Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTION AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds. Net Investment income from interest and dividends, if any, will be declared and paid semi-annually to shareholders of record by the Columbus Circle Investors Core Equity Fund. The Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds will distribute all net investment income, if any, in dividend payments

                                                                              37
made at least annually. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Net realized short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  The preceding discussion relates only to Federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on August 24, 1990. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares have separate voting rights with respect to matters that only affect that class. See "Other Information--Voting Rights" in the Statement of Additional Information.

                                                                  PIMCO ADVISORS

38

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of September 30, 1995, The Northern Trust Company as Trustee for Great Lakes Chemical Master Retirement Trust (Chicago, Illinois) owned a controlling interest (as that term is defined in the 1940
Act) of the NFJ Diversified Low P/E Fund; Pacific Mutual Life Insurance Company (Newport Beach, California) owned a controlling interest of the NFJ Small Cap Value Fund and the Columbus Circle Investors Mid Cap Equity Fund; The Bank of New York as Trustee for Melville Corporation (Rye, New York) owned a controlling interest of the Columbus Circle Investors Core Equity Fund; Charles Schwab & Company, Inc. (San Francisco, California) owned a controlling interest of the Blairlogie Emerging Markets Fund; and Pacific Financial Asset Management Corporation (Newport Beach, California) owned a controlling interest of the Blairlogie International Active Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to: (i) the S&P 500, the Dow Jones Industrial Average, the EAFE Index, the MSCI Free Index, the IFC Index, the Russell 1000 Value Index, the Russell 1000 Growth Index, the Standard & Poor's Mid Cap Index, the Russell 2000 Index, the Lehman Brothers Aggregate Bond Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and the Portfolio Manager as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser or the Portfolio Managers in relation to other money managers. Such comparative information may be

                                                                              39
compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report and Semi-Annual Report contain additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or (800) 800-0952 (New Accounts).

                                                                  PIMCO ADVISORS

                                                                            LOGO



PIMCO Advisors Institutional Funds

INVESTMENT ADVISER
  PIMCO Advisors L.P.
  840 Newport Center Drive
  Newport Beach, CA 92660

ADMINISTRATOR
  Pacific Investment Management Company
  840 Newport Center Drive, Suite 360
  Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
  Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105

ACCOUNTANTS
  Deloitte & Touche LLP
  695 Town Center Drive, Suite 1200
  Costa Mesa, CA 92626

COUNSEL
  Dechert Price & Rhoads
  1500 K Street, N.W., Suite 500
  Washington, DC 20005

                                                                      PROSPECTUS

--------------------------------------------------------------------------------
                                                                November 1, 1995

                       PIMCO ADVISORS INSTITUTIONAL FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION



     PIMCO Advisors Institutional Funds (the "Trust") is a no-load, open-end management investment company ("mutual fund") currently offering thirteen separate investment portfolios (the "Funds"): the NFJ EQUITY INCOME FUND, the NFJ DIVERSIFIED LOW P/E FUND, the NFJ SMALL CAP VALUE FUND, the CADENCE CAPITAL APPRECIATION FUND, the CADENCE MID CAP GROWTH FUND, the CADENCE MICRO CAP GROWTH FUND, the CADENCE SMALL CAP GROWTH FUND, the COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND, the COLUMBUS CIRCLE INVESTORS MID CAP EQUITY FUND, the PARAMETRIC ENHANCED EQUITY FUND, the BLAIRLOGIE EMERGING MARKETS FUND, the BLAIRLOGIE INTERNATIONAL ACTIVE FUND, and the BALANCED FUND.

     The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 840 Newport Center Drive, Newport Beach, California 92660.

     This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectus for the Trust dated November 1, 1995. A copy of the Prospectus may be obtained free of charge from the Trust at the address and telephone number listed below.

                      PIMCO Advisors Institutional Funds
                      840 Newport Center Drive
                      Suite 360
                      Newport Beach, California 92660
                      Telephone:  (800) 927-4648



November 1, 1995

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.................................    2
     U.S. Government Securities....................................    2
     Borrowing.....................................................    2
     Preferred Stocks..............................................    3
     Corporate Debt Securities.....................................    3
     Variable and Floating Rate Securities.........................    4
     Mortgage-Related and Asset-Backed Securities..................    4
     Foreign Securities............................................    8
     Bank Obligations..............................................   10
     Commercial Paper..............................................   11
     Derivative Instruments........................................   11
     Delayed Delivery Transactions.................................   17
     Warrants to Purchase Securities...............................   18
     Illiquid Securities...........................................   18

INVESTMENT RESTRICTIONS............................................   19

MANAGEMENT OF THE TRUST............................................   22
     Trustees and Officers.........................................   22
     Compensation Table............................................   24
     Investment Adviser............................................   24
     Portfolio Management Agreements...............................   26
     Fund Administrator............................................   29
     Expense Limitations...........................................   31
     Distribution of Trust Shares..................................   31
     Service Fees..................................................   32
     Purchases and Redemptions.....................................   33

PORTFOLIO TRANSACTIONS AND BROKERAGE...............................   33
     Investment Decisions..........................................   33
     Brokerage and Research Services...............................   34

NET ASSET VALUE....................................................   36

TAXATION...........................................................   37
     Distributions.................................................   38
     Sales of Shares...............................................   38
     Backup Withholding............................................   38
     Options, Futures and Forward Contracts, and Swap Agreements...   38
     Passive Foreign Investment Companies..........................   39
     Foreign Currency Transactions.................................   40
     Foreign Taxation..............................................   40
     Original Issue Discount.......................................   41
     Other Taxation................................................   42


OTHER INFORMATION............................................   42
   Capitalization............................................   42
   Performance Information...................................   43
   Voting Rights.............................................   45
   Code of Ethics............................................   54
   Custodian, Transfer Agent and Dividend Disbursing Agent...   54
   Independent Accountants...................................   54
   Counsel...................................................   55
   Registration Statement....................................   55
   Financial Statements......................................   55

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and general investment policies of each Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Funds' investments are set forth below.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

BORROWING

     A Fund may borrow for temporary administrative purposes in an amount not exceeding 5% of the value of its total assets. This borrowing may be unsecured. Some temporary borrowings are not subject to the requirements imposed by the Investment Company Act of 1940 ("1940 Act") that otherwise require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. These asset coverage limits of the 1940 Act would apply to borrowings in excess of 5% of the Fund's total assets or borrowings made for other than temporary administrative purposes. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of liquid assets, such as cash, U.S. Government securities or high quality debt securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that a Fund collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply. However, the Funds may elect to impose such requirements as a matter of policy.

PREFERRED STOCKS

     All Funds may invest in preferred stocks. Preferred stock is a form of equity ownership in a publicly held corporation. The dividend on a preferred stock is a fixed payment. In these securities, the firm is not legally bound to pay the dividend. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuing company. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert it to common stock.

CORPORATE DEBT SECURITIES

     All Funds may invest in corporate debt securities. The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Parametric Enhanced Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds' investments in corporate debt securities are limited to short term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may also be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate bonds in which the Funds may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investors Services, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured...[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Corporation ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal...[w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories."

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Balanced Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

     The Balanced Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Trust has adopted a policy under which the Balanced Fund will invest no more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Asset-Backed Securities" for a discussion of IOs and POs.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, see "Mortgage Pass-Through Securities." The Balanced Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, see "Collateralized Mortgage Obligations," and in other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Balanced Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Balanced Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Balanced Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Balanced Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Balanced Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Balanced Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Balanced Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Balanced Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Balanced Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM"/). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

     The Blairlogie Emerging Markets and Blairlogie International Active Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Blairlogie Emerging Markets and Blairlogie International Active Funds may also invest in common stocks issued by foreign companies or in securities represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs), or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.
Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Columbus Circle Investors Core Equity and Columbus Circle Investors Mid Cap Equity Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). In addition, the Funds may invest up to 35% of their respective assets in ADRs, EDRs, and GDRs, reduced by such amount that may be reserved for investments in high quality debt securities, money market obligations, and cash or other permissible investments. The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, and Parametric Enhanced Equity Funds may also invest in ADRs. The Parametric Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The Blairlogie Emerging Markets Fund may invest in the securities of issuers based in developing countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may also purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets, such as cash, U.S. Government securities and high quality short-term investments and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

BANK OBLIGATIONS

     Bank obligations in which the Funds invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 10% (in the case of the NFJ Equity Income, NFJ Diversified Low P/E, NJF Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity and Balanced Funds), or 15% (in the case of the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Cadence Micro Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds limit their investments in foreign bank obligations to United States dollar or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Portfolio Managers, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are
(i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DERIVATIVE INSTRUMENTS

     Certain Funds may purchase and sell (write) both call options and put options on securities, securities indexes and foreign currencies, and enter into futures contracts as further described below. In pursuit of their investment objectives, the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, Blairlogie International Active, and Balanced Funds may engage in the purchase and writing of call and put options on securities; and may also purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. These Funds, along with the Parametric Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured," and that futures and futures options will be used only for hedging purposes).

     OPTIONS ON SECURITIES AND INDEXES. A Fund may, as specified for the Fund in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets such as U.S. Government securities or high grade debt obligations in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets such as cash, U.S. Government securities or high grade debt obligations in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities or high grade debt obligations in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets such as cash, U.S. Government securities or high grade debt obligations equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets, such as cash, U.S. Government securities or high grade debt obligations ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities or high grade debt obligations that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, such as cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation".

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     SWAP AGREEMENTS. The Blairlogie Emerging Markets and Blairlogie International Active Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio Manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

DELAYED DELIVERY TRANSACTIONS

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets, such as cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage, although a Fund will not enter into such a transaction for the purpose of investment leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

WARRANTS TO PURCHASE SECURITIES

     All Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

ILLIQUID SECURITIES

     The NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds may invest in securities that are illiquid, but will not acquire such securities if they would compose more than 10% of the value of a Fund's net assets (taken at market value at the time of investment), and will not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale if such securities would compose more than 5% of the value of the Fund's net assets (taken at market value at the time of investment). The Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Cadence Micro Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment), would be invested in such securities.

     The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or a Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees).

                             INVESTMENT RESTRICTIONS


     Each Fund's investment objective as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without the approval of a majority of the outstanding voting shares of that Fund. Under these restrictions, a Fund may not:

        (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

        (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

        (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

        (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

        (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except that any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

        (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

        (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of a Fund's assets);

        (8) issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

        (9) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust; or

        (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

        Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

        (A)  invest for the purpose of exercising control or management;

        (B)  invest in securities of another open-end investment company;

        (C) (a) for the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, and Balanced Funds: invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalities upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees); nor invest more than 5% of the net assets of a Fund in securities that are illiquid because they are subject to legal or contractual restrictions on resale;

             (b) for the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Cadence Micro Cap Growth, Blairlogie Emerging Markets, and Blairlogie International Active Funds: invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which are illiquid;

        (D) purchase any security if, as a result, the Fund will then have more than 5% of its total assets invested in securities of companies (including predecessor companies) that have been in continuous operation for less than three years;

        (E) purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees, or any officer or Director of PIMCO Advisors or the Portfolio Manager of the Fund, individually owns more than one-half of 1% of the outstanding securities of the issuer and together own beneficially more than 5% of such issuer's securities;

        (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and Directors or Trustees of the Trust or the Adviser;

        (G) invest in a security if, with respect to 100% of the total assets, the Fund would own more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

        (H) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities;

        (I) borrow money (excluding reverse repurchase agreements which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes in an amount up to 5% of its total assets;

        (J) sell securities or property short, except short sales against the box;

        (K) purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except that this restriction does not apply to puts that are a feature of floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Fund may engage in options on securities, options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments;

        (L) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if as a result, the investment in warrants (valued to the lower of cost or market) would exceed 5% of the value of the Fund's net assets, of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange;

        (M) invest in securities sold in foreign over-the-counter markets unless the foreign dealers effecting such transactions have a minimum net worth of $20 million; or

        (N) invest in oil, gas or other mineral exploration or development programs (including oil, gas, or other mineral leases), except that a Fund may invest in the securities of companies that invest in or sponsor those programs.

     For purposes of fundamental investment restriction (5), swap agreements are not deemed to be commodities contracts. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                            MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):

NAME, ADDRESS                      POSITION WITH        PRINCIPAL OCCUPATION(S)
AND AGE                              THE TRUST        DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------
William D. Cvengros*            Chairman of the       Chief Executive Officer
Age 47                          Board, President      and member of the
                                and Trustee           Operating board, Operating
                                                      Committee, and Equity
                                                      Board, PIMCO Advisors;
                                                      Director, Furon Company;
                                                      formerly Director,
                                                      President, and Chief
                                                      Executive Officer, Pacific
                                                      Financial Asset Management
                                                      Corporation ("PFAMCo");
                                                      formerly Chairman of the
                                                      Board and Director,
                                                      Pacific Investment
                                                      Management Company
                                                      ("PIMCO"), Parametric
                                                      Portfolio Associates,
                                                      Inc., and Cadence Capital
                                                      Management Corporation;
                                                      formerly Director,
                                                      Blairlogie Capital
                                                      Management Limited and
                                                      PFAMCo U.K. Limited;
                                                      formerly Director, Vice
                                                      Chairman, and Chief
                                                      Executive Officer, Pacific
                                                      Mutual Life Insurance
                                                      Company; formerly
                                                      Director, President, and
                                                      Chief Executive Officer,
                                                      PMRealty Advisors, Inc.;
                                                      formerly Director, Mutual
                                                      Service Corporation,
                                                      Pacific Equities Network
                                                      and Pacific Corinthian
                                                      Life Insurance Company.

Richard L. Nelson               Trustee               President, Nelson
8 Cherry Hills Lane                                   Financial Consultants;
Newport Beach, CA  92660                              retired Partner with Ernst
Age 65                                                & Young.

Lyman W. Porter                 Trustee               Professor of Management at
2639 Bamboo Street                                    the University of
Newport Beach, CA  92660                              California, Irvine.
Age 65

Alan Richards                   Trustee               Consultant; formerly
P.O. Box 675760                                       President, Chief Executive
15401 Pimlico Corte                                   Officer and Director, E.F.
Rancho Santa Fe, CA                                   Hutton Insurance Group
92067                                                 Inc.; Chairman of the
Age 65                                                Board, Chief Executive
                                                      Officer and President,
                                                      E.F. Hutton Life Insurance
                                                      Company; Director, E.F.
                                                      Hutton & Company, Inc.


NAME, ADDRESS                      POSITION WITH        PRINCIPAL OCCUPATION(S)
AND AGE                              THE TRUST        DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------
Michele Mitchell                Sr. Vice President    Sr. Vice President, PIMCO
Age 50                                                Advisors Institutional
                                                      Services; Vice President,
                                                      PIMCO Advisors; formerly
                                                      Sr. Vice President, PFAMCo.

Sharon A. Cheever               Vice President and    Vice President and
700 Newport Center Drive        General Counsel       Investment Counsel,
Newport Beach, CA  92660                              Pacific Mutual Life
Age 40                                                Insurance Company
                                                      ("Pacific Mutual");
                                                      formerly Assistant Vice
                                                      President and Associate
                                                      Counsel of Pacific Mutual.

Teresa A. Wagner                Vice President and    Vice President and Manager
Age 33                          Secretary             of Fund Administration,
                                                      PIMCO; Vice President,
                                                      PIMCO Funds and PIMCO
                                                      Commercial Mortgage
                                                      Securities Trust, Inc;
                                                      formerly Vice President,
                                                      PIMCO Advisors
                                                      Institutional Services;
                                                      formerly Finance Director,
                                                      PFAMCo.

R. Wesley Burns                 Vice President        Vice President, PIMCO;
Age 36                                                President, PIMCO Funds and
                                                      PIMCO Commercial Morgtage
                                                      Securities Trust, Inc.

John P. Hardaway                Vice President        Vice President and Manager
Age 38                                                of Fund Operations, PIMCO;
                                                      Treasurer, PIMCO Funds and
                                                      PIMCO Commercial Mortgage
                                                      Securities Trust, Inc.

R.Mark Brandenberger            Treasurer             Project Lead, PIMCO;
Age 29                                                formerly Finance Manager,
                                                      PIMCO Advisors
                                                      Institutional Services;
                                                      formerly Financial
                                                      Analyst, PFAMCo; prior to
                                                      July, 1993, Senior
                                                      Accountant, Deloitte &
                                                      Touche.

Garlin G. Flynn                 Assistant Secretary   Sr. Fund Administrator,
Age 49                                                PIMCO; Secretary, PIMCO
                                                      Funds and PIMCO Commercial
                                                      Mortgage Securities Trust,
                                                      Inc.; formerly Senior
                                                      Mutual Fund Analyst, PIMCO
                                                      Advisors Institutional
                                                      Services; formerly Senior
                                                      Mutual Fund Analyst,
                                                      PFAMCo.


* Mr. Cvengros is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO Advisors.

COMPENSATION TABLE

     The following table sets forth information regarding compensation received by the Trustees for the year ended October 31, 1995:

                                         PENSION OR                   TOTAL
                                         RETIREMENT                COMPENSATION
                                          BENEFITS    ESTIMATED     FROM TRUST
                                          ACCRUED       ANNUAL       AND FUND
                           AGGREGATE      AS PART      BENEFITS      COMPLEX
                         COMPENSATION     OF TRUST       UPON        PAID TO
  NAME AND POSITION      FROM TRUST/1/    EXPENSES    RETIREMENT     TRUSTEES
-------------------------------------------------------------------------------
William D. Cvengros                  0            0            0              0
Chairman, President
and Trustee

Richard L. Nelson              $17,500            0            0        $17,500
Trustee

Lyman W. Porter                $16,500            0            0        $16,500
Trustee

Alan Richards                  $17,250            0            0        $17,250
Trustee

/1/ Trustees other than those affiliated with the Adviser, a Portfolio Manager, or Pacific Mutual, receive an annual retainer of $10,000, plus $1,000 for each Board of Trustees meeting attended, and $1,000 for each Audit, Nominating or Policy Committee meeting attended, plus reimbursement of related expenses. The Chairmen of the Audit and Policy Committees receive an additional annual retainer of $1,000.

INVESTMENT ADVISER

     PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between PIMCO, a California corporation and indirect wholly owned subsidiary of Pacific Mutual, and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors. William H. Gross, a Managing Director of PIMCO, holds approximately 41.9% of the ownership interests in PIMCO Partners (representing an indirect economic interest in approximately 15.6% of the partnership units of PIMCO Advisors owned by PIMCO Partners, G.P., or approximately 12.5% of the outstanding partnership units of PIMCO Advisors).

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds, PIMCO Advisors has engaged its affiliates to serve as Portfolio Managers.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others. The current Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Independent Trustees") and who have no direct or indirect financial interest in the Advisory Agreement or a party thereto, at a meeting held on August 12, 1994, and was last approved by shareholders of the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Parametric Enhanced Equity, Blairlogie Emerging Markets, Blairlogie International Active, and Balanced Funds at a meeting of shareholders on October 26, 1994, and by the sole shareholder of the Columbus Circle Investors Core Equity and Columbus Circle Investors Mid Cap Equity Funds at a meeting on December 28, 1994.

     The Advisory Agreement will continue in effect until November 15, 1996, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     PIMCO Advisors succeeded to the investment advisory and other businesses of PFAMCo, the Trust's former investment adviser and administrator, as a result of the consolidation of the investment advisory and other businesses of PFAMCo and its subsidiaries with Thomson Advisory Group L.P. ("TAG"), the former name for PIMCO Advisors, which closed on November 15, 1994 (the "Consolidation"). Prior to the Consolidation, and since the inception of each of the Funds, PFAMCo had served as investment adviser to the Funds, pursuant to an advisory agreement, last approved by the Trustees on October 29, 1993, and last approved by shareholders of the then-operational Funds on April 30, 1992 (the "Prior Advisory Agreement"). The terms and conditions of the Advisory Agreement are identical in all material respects to the Prior Advisory Agreement, with the exception of the identity of the service provider and its effective date and termination date.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                                      ADVISORY
FUND                                                                                  FEE RATE
----                                                                                  --------
NJF Equity Income, NFJ Diversified Low P/E, Cadence Capital Appreciation,
 Cadence Mid Cap Growth, Parametric Enhanced Equity, and Balanced Funds
 .45% Columbus Circle Investors Core Equity Fund..............................              .57%
NFJ Small Cap Value and Blairlogie International Active Funds................              .60%
Columbus Circle Investors Mid Cap Equity Fund................................              .63%
Blairlogie Emerging Markets Fund.............................................              .85%
Cadence Small Cap Growth Fund................................................             1.00%
Cadence Micro Cap Growth Fund................................................             1.25%

            For the fiscal years ended October 31, 1994, 1993, and 1992, the aggregate amount of the advisory fee paid by each operational Fund was as follows:

                                           YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                         10/31/94     10/31/93     10/31/92
----                                       ----------   ----------   ----------
NFJ Equity Income Fund                      $ 368,971    $ 226,729    $ 110,847
NFJ Diversified Low P/E Fund                   85,078       93,761       68,382
NFJ Small Cap Value Fund                      214,936      177,018       65,571
Cadence Capital Appreciation Fund             595,724      261,697      151,716
Cadence Mid Cap Growth Fund                   453,846      223,366       59,669
Cadence Micro Cap Growth Fund*                251,431       31,207          N/A
Cadence Small Cap Growth Fund                 456,981      402,219      334,059
Columbus Circle Investors Core Equity             N/A          N/A          N/A
 Fund*
Columbus Circle Investors Mid Cap Equity
 Fund*                                            N/A          N/A          N/A
Parametric Enhanced Equity Fund               267,252      190,730       67,320
Blairlogie Emerging Markets Fund*             319,725       41,319          N/A
Blairlogie International Active Fund*          84,712       18,020          N/A
Balanced Fund                                 597,672      505,311      149,837

*  These Funds had not commenced operations as of the indicated date.

PORTFOLIO MANAGEMENT AGREEMENTS

          PIMCO Advisors employs certain of its affiliates as Portfolio Managers for all of the Funds to provide investment advisory services to the Funds under portfolio management agreements. PIMCO Advisors currently has six subsidiary partnerships called PIMCO, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

          Pursuant to a portfolio management agreement between the Adviser and PIMCO, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, PIMCO Advisors (not the Trust) pays PIMCO a fee at an annual rate of .25% of the average daily net assets of the portion of the Balanced Fund allocated to PIMCO for investment in fixed income securities.

          PIMCO is an investment management firm organized as a general partnership. PIMCO is the successor investment adviser to Pacific Investment Management Company, a wholly owned subsidiary of PFAMCo. PIMCO has two partners:
PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to PIMCO, commenced operations in 1971. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO also provides investment advisory services to the PIMCO Funds, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies, as well as to managed accounts consisting of proceeds from pension and profit sharing plans. PIMCO had approximately $68.5 billion of assets under management as of September 30, 1995.

          Pursuant to a portfolio management agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Parametric Enhanced Equity Fund and the portion of the Balanced Fund allocated by the Adviser for investment in common stock. For the services provided, PIMCO Advisors (not the Trust) pays Parametric a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .45% for the Parametric Enhanced Equity Fund and .45% for the portion of the Balanced Fund allocated to Parametric for investment in common stock.

          Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 1995, of approximately $1.5 billion.

          Pursuant to a portfolio management agreement between the Adviser and Cadence, Cadence is the Portfolio Manager and provides investment advisory services to the Cadence Capital Appreciation Fund, the Cadence Mid Cap Growth Fund, the Cadence Micro Cap Growth Fund, and the Cadence Small Cap Growth Fund. For the services provided, PIMCO Advisors (not the Trust) pays Cadence a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .45% for the Cadence Capital Appreciation Fund and the Cadence Mid Cap Growth Fund, 1.00% for the Cadence Small Cap Growth Fund, and 1.25% for the Cadence Micro Cap Growth Fund.

          Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 1995, of approximately $2.4 billion.

          Pursuant to a portfolio management agreement between the Adviser and NFJ, NFJ is the Portfolio Manager and provides investment advisory services to the NFJ Equity Income Fund, the NFJ Diversified Low P/E Fund, and the NFJ Small Cap Value Fund. For the services provided, PIMCO Advisors (not the Trust) pays NFJ a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .45% for the NFJ Equity Income Fund and the NFJ Diversified Low P/E Fund, and .60% for the NFJ Small Cap Value Fund.

          NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1440, Dallas, Texas 75201. NFJ provides investment management services to a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 1995, of approximately $1.4 billion.

          Pursuant to a portfolio management agreement between the Adviser and Columbus Circle, Columbus Circle is the Portfolio Manager and provides investment advisory services to the Columbus Circle Investors Core Equity Fund and Columbus Circle Investors Mid Cap Equity Fund. For the services provided, PIMCO Advisors (not the Trust) pays Columbus Circle a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .57% for the Columbus Circle Investors Core Equity Fund and .63% for the Columbus Circle Investors Mid Cap Equity Fund.

          Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of TAG. Columbus Circle has two partners:
PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management, Inc. as the managing partner. Columbus Circle Investors Division of TAG, the predecessor investment adviser to Columbus Circle, commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, such as corporate, government and union pension and profit-sharing plans, foundations and educational institutions, as well as several funds in the PIMCO Advisors Funds and the Cash Accumulation Trust. Accounts managed by Columbus Circle had combined assets, as of September 30, 1995, of $13 billion.

          Pursuant to a portfolio management agreement between the Adviser and Blairlogie, Blairlogie is the Portfolio Manager and provides investment advisory services to the Blairlogie Emerging Markets Fund and the Blairlogie International Active Fund. For the services provided, PIMCO Advisors (not the Trust) pays Blairlogie a fee at an annual rate based on a percentage of the average daily net assets of each of the Funds as follows: .85% for the Blairlogie Emerging Markets Fund and .60% for the Blairlogie International Active Fund.

          Blairlogie is a Scottish investment management firm, organized as a limited partnership. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo. Blairlogie is organized as a United Kingdom limited partnership with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is PFAMCo, and the limited partners of which are the principal executive officers of Blairlogie Capital Management Ltd. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire one-fifth of its 25% interest annually, beginning December 31, 1997. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of September 30, 1995, of approximately $0.6 billion.

          PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes, and manages the portion of that Fund's assets allocated for investment in money market instruments.

          For the fiscal years ended October 31, 1994, 1993, and 1992, the amount of net fee accrued by PFAMCo to the predecessors of the Portfolio Managers for each operational Fund was as follows:

                                           YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                         10/31/94     10/31/93     10/31/92
----                                       ----------   ----------   ----------
NFJ Equity Income Fund                      $ 368,971    $  93,761    $ 111,245
NFJ Diversified Low P/E Fund                   85,078       93,761       68,528
NFJ Small Cap Value Fund                      214,936      177,018       53,218
Cadence Capital Appreciation Fund             595,724      261,697      143,150
Cadence Mid Cap Growth Fund                   453,846      223,366       60,781
Cadence Micro Cap Growth Fund*                251,431       14,778          N/A
Cadence Small Cap Growth Fund                 456,981      402,219      335,322
Columbus Circle Investors Core Equity             N/A          N/A          N/A
 Fund*
Columbus Circle Investors Mid Cap Equity
   Fund*                                          N/A          N/A          N/A
Parametric Enhanced Equity Fund               267,252      190,730       67,390
Blairlogie Emerging Markets Fund*             195,258        2,880          N/A
Blairlogie International Active Fund*          34,947          468          N/A
Balanced Fund                                 481,304      399,046      117,626

 * These funds had not commenced operations as of the indicated date.

FUND ADMINISTRATOR

          PIMCO serves as administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") between PIMCO and the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. The administrative services provided by PIMCO include, but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space and facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of
prospectuses and shareholder reports for current shareholders.   PIMCO has
contractually agreed to provide these services, and to bear these expenses, at the following rates (each expressed as a percentage of the Fund's average daily net assets on an annual basis):

                                                                           ADMINISTRATIVE
FUND                                                                         FEE RATE
----                                                                      --------------
Blairlogie Emerging Markets and Blairlogie International Active Funds....       0.50%
All Other Funds..........................................................       0.25%

          Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, PIMCO, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, PIMCO, the

Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

          Class-specific expenses include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's multiple class plan ("Multiple Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than service fees will be allocated on a class-specific basis.

          The Administration Agreement for the Funds may be terminated by the Trustees or PIMCO at any time on 60 days' written notice. Following its initial two-year term, the contract would continue from year to year if approved by the Trustees.

          The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees. The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 11, 1995. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

          A previous administration agreement ("Prior Agreement") between the Trust and PFAMCo was initially approved by the Trustees at a meeting held on November 16, 1990 (and thereafter by the then-sole shareholder of the Funds). The Prior Agreement was last approved by the Board of Trustees on October 28, 1994. In connection with the Consolidation, PIMCO Advisors assumed the duties of PFAMCo as administrator to the Funds. The terms and conditions of the Administration Agreement are substantially identical in all material respects to those of the Prior Agreement and addenda thereto, with the primary exception of the identity of the service provider and its effective date and termination date.

          For the fiscal years ended October 31, 1994, 1993, and 1992, the aggregate amount of the administration fees paid by each operational Fund was as follows:

                                           YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                         10/31/94     10/31/93     10/31/92
----                                       ----------    ---------    ---------
NFJ Equity Income Fund                      $ 204,984    $ 125,961    $  61,582
NFJ Diversified Low P/E Fund                   47,265       52,089       37,990
NFJ Small Cap Value Fund                       89,556       73,757       27,321
Cadence Capital Appreciation Fund             330,958      145,387       84,289
Cadence Mid Cap Growth Fund                   252,137      124,092       33,149
Cadence Micro Cap Growth Fund*                 50,286        6,241          N/A
Cadence Small Cap Growth Fund                 114,245      100,555       83,515
Columbus Circle Investors Core Equity             N/A          N/A          N/A
 Fund*
Columbus Circle Investors Mid Cap Equity
 Fund*                                            N/A          N/A          N/A
Parametric Enhanced Equity Fund               148,474      105,960       37,401
Blairlogie Emerging Markets Fund*             188,073       24,305          N/A
Blairlogie International Active Fund*          70,593       15,016          N/A
Balanced Fund                                 332,040      280,729       83,779

* These Funds had not commenced operations as of the indicated date.

EXPENSE LIMITATIONS

          Certain of the states in which the shares of the Trust are qualified for sale impose limitations on the expenses of the Trust. If, in any fiscal year, the total expenses of the Trust (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Trust imposed by the securities regulations of any state, PIMCO will reimburse the Trust for the excess.

          Fees foregone for payments made by PIMCO with respect to a Fund pursuant to the expense limitation are contingent liabilities of the Fund which are subject to potential reimbursement to be made without causing the covered expenses of the Fund to exceed the amount as may be imposed by any state expense limit to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability of the Fund.
If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

DISTRIBUTION OF TRUST SHARES

          Each Fund offers two classes of shares: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors and high net worth individuals. They also are offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through brokers, retirement plan administrators and other financial intermediaries. Administrative Class shares indirectly pay service fees to such entities for services they provide to shareholders of that class.

          Under the Trust's Multiple Class Plan, shares of each class of a Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

          PIMCO Advisors Distribution Company ("PADCO" or the "Distributor") serves as the Trust's Distributor pursuant to a distribution agreement ("Distribution Agreement") dated November 15, 1994, which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by the Trust upon 60 days' notice to the Distributor, by vote of the holders of a majority of the shares of that Fund, or by the Distributor upon 60 days' notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

SERVICE FEES

          The Trust has adopted an Administrative Services Plan, (the "Plan") with respect to the Administrative Class shares of each Fund. Under the terms of the Plan, PIMCO is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the administration of shareholder accounts or of plans or programs that use Fund shares as their funding medium. Under the terms of the Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

          The Plan provides that it may not be amended to materially increase the costs under the Plan without the approval by vote of a majority of both (i) the Trustees of the Trust and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

          The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Plan Trustees. The Plan was approved by the Trustees, including the Plan Trustees, at a meeting held on March 4, 1994.

          The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Plan provides that PIMCO shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

PURCHASES AND REDEMPTIONS

          Purchases and redemptions are discussed in the Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

          Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

          Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

          Shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

          The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

          Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $100,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $100,000 before the redemption is processed. The Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                                 PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

          Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

          There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          Each Portfolio Manager places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Trust and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, a Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Trust reserves the right to direct portfolio brokerage to affiliated persons of the Adviser or any Portfolio Manager.

          For the fiscal years ended October 31, 1994, 1993, and 1992, the amount of brokerage commissions paid by each operational Fund was as follows:

                                           YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                         10/31/94     10/31/93     10/31/92
----                                       ----------   ----------   ----------
NFJ Equity Income Fund                      $ 172,646    $ 128,921    $  66,272
NFJ Diversified Low P/E Fund                   39,671       23,481       47,421
NFJ Small Cap Value Fund                      115,477      107,687       69,640
Cadence Capital Appreciation Fund             368,018      168,553       91,407
Cadence Mid Cap Growth Fund                   258,765      186,462       38,784
Cadence Micro Cap Growth Fund*                118,750       43,428          N/A
Cadence Small Cap Growth Fund                  87,362       88,876       61,777
Columbus Circle Investors Core Equity             N/A          N/A          N/A
 Fund*
Columbus Circle Investors Mid Cap                 N/A          N/A          N/A
 Equity Fund*
Parametric Enhanced Equity Fund               106,389       32,362       52,243
Blairlogie Emerging Markets Fund*             618,574       96,534          N/A
Blairlogie International Active Fund*         150,878       41,564          N/A
Balanced Fund                                 108,394       62,296        9,166

* These Funds had not commenced operations as of the indicated date.

          The Adviser and Portfolio Managers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation". The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

          The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. It is anticipated that the annual rate of portfolio turnover will not exceed 100% for the NFJ Equity Income, NFJ Diversified Low P/E, NFJ Small Cap Value, Cadence Capital Appreciation, Cadence Mid Cap Growth, Cadence Micro Cap Growth, Cadence Small Cap Growth, Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, and Parametric Enhanced Equity Funds, and 150% for the Blairlogie Emerging Markets, Blairlogie International Active and Balanced Funds.

          It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager receives research services from many broker-dealers with which the Adviser or Portfolio Manager places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Portfolio Manager in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Manager may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

          A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

          Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation. The portfolio management agreements provide that each Portfolio Manager is authorized to allocate the orders placed by it on behalf of the Fund to its affiliate that is registered as a broker or dealer with the SEC.

          SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."


                                 NET ASSET VALUE

          As indicated under "Net Asset Value" in the Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          With respect to the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds, the value of portfolio securities that are traded on stock exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 P.M. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of the Blairlogie Emerging Markets and Blairlogie International Active Funds may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 P.M. (Eastern time), and at other times may not be reflected in the calculation of net asset value of these Funds. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

                                 TAXATION

          While the Adviser anticipates that many shareholders of the Trust will be tax-exempt institutions, the following discussion may be of general interest to these shareholders, as well as for those shareholders of the Trust who do not have tax-exempt status. The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

          Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

          As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

          Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

          A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

          Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

          A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS

          Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

          Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Blairlogie Emerging Markets and Blairlogie International Active Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

          The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

PASSIVE FOREIGN INVESTMENT COMPANIES

          Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

          In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

          A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

          Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

          Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

          Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXATION

          Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering. However, because of a lack of guidance in this area, there can be no assurance that the Internal Revenue Service will agree with this treatment with respect to the Cadence Micro Cap Growth and Cadence Small Cap Growth Funds, both of which have limitations on contributed capital. If these Funds are regarded as nonpublicly offered regulated investment companies, shareholders of these Funds that are subject to this rule could be subject to income tax adjustments.

          Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                                 OTHER INFORMATION

CAPITALIZATION

          The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 24, 1990. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

PERFORMANCE INFORMATION

          The Trust may, from time to time, include the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

          Quotations of yield for the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD = 2[( a-b + 1)/6/-1]
                                 ---
                                 cd

     where a = dividends and interest earned during the period,

           b = expenses accrued for the period (net of reimbursements),

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

           d = the maximum offering price per share on the last day of the period.

          Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that all dividend and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

          For the period ended April 30, 1995, the total return of the Funds (Institutional Class), unless otherwise noted) was as follows:

                                                                             TOTAL RETURN FOR PERIOD
FUND                                                                           ENDED APRIL 30, 1995
----                                                                      -----------------------------
                                                                                        SINCE INCEPTION
                                                                           1 YEAR        (ANNUALIZED)
                                                                          ----------    ----------------
NFJ Equity Income Fund                                                       13.20%         12.17%/1/
NFJ Equity Income Fund (Administrative)                                        N/A          34.08%/2/
NFJ Diversified Low P/E Fund                                                 12.90%         11.60%/3/
NFJ Small Cap Value Fund                                                      4.88%         11.89%/4/
Cadence Capital Appreciation Fund                                            11.36%         13.47%/1/
Cadence Mid Cap Growth Fund                                                   9.83%         12.62%/5/
Cadence Micro Cap Growth Fund (Administrative)                                 N/A          35.96%/6/
Cadence Micro Cap Growth Fund                                                 8.23%         14.18%/7/
Cadence Small Cap Growth Fund                                                 2.94%         22.60%/8/
Columbus Circle Investors Core Equity Fund                                     N/A          37.05%/9/
Columbus Circle Investors Mid Cap Equity Fund                                  N/A          29.22%/9/
Parametric Enhanced Equity Fund                                              14.47%         9.49%/10/
Blairlogie Emerging Markets Fund                                            -15.21%        11.50%/11/
Blairlogie Emerging Markets Fund (Administrative)                              N/A        -49.60%/12/
Blairlogie International Active Fund                                          5.33%        10.83%/13/
Blairlogie International Active Fund (Administrative)                          N/A         18.00%/14/
Balanced Fund                                                                11.15%         8.52%/15/

___________________

1         From 03/08/91 (commencement of operations)
2         From 11/30/94 (commencement of operations)
3         From 12/30/91 (commencement of operations)
4         From 01/01/91 (commencement of operations)
5         From 08/26/91 (commencement of operations)
6         From 11/30/94 (commencement of operations)
7         From 06/25/93 (commencement of operations)
8         From 01/07/91 (commencement of operations)
9         From 12/28/95 (commencement of operations)
10        From 02/11/91 (commencement of operations)
11        From 06/01/93 (commencement of operations)
12        From 10/20/94 (commencement of operations)
13        From 06/08/93 (commencement of operations)
14        From 11/30/94 (commencement of operations)
15        From 06/25/92 (commencement of operations)

          Performance information for a Fund may also be compared to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

VOTING RIGHTS

          Under the Trust's Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

          The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

          As of October 15, 1995, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                       SHARES       PERCENTAGE OF
                                    BENEFICIALLY     OUTSTANDING
                                       OWNED        SHARES OWNED
                                    -------------   -------------
NFJ EQUITY INCOME FUND

  Pacific Mutual Life Insurance
  Company (PM RISP)
  700 Newport Center Drive
  Newport Beach, California 92660   1,155,540.589         13.64%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
    UC San Diego Foundation
    9500 Gilman Drive
    Mail Code 0940
    La Jolla, California 92093-5003               593,761.769      7.01%

    VBA Defined Benefit and Trust
    P.O, Box 462
    Richmond, Virginia 23203-0462                 454,674.627      5.37%

    Santa Barbara Foundation
    15 East Carrillo Street
    Santa Barbara, California 93101-2780          760,263.737      8.98%

NFJ DIVERSIFIED LOW P/E FUND

     Pacific Mutual Life Insurance Company
     Employees' Retirement Plan Trust
     700 Newport Center Drive
     Newport Beach, California 92660              190,425.783     16.62%

     The Northern Trust Company as
     Trustee for Great Lakes Chemical
     Master Retirement Trust
     P.O. Box 2200
     West Lafayette, Indiana 47906                794,252.499     69.33%*

NFJ SMALL CAP VALUE FUND

     Pacific Mutual Life Insurance Company
     Employees' Retirement Plan Trust
     700 Newport Center Drive
     Newport Beach, California 92660              813,179.582     30.51%*

     Sheet Metal Workers' Local Unions
     and Councils Pension Fund
     601 N. Fairfax Street, Suite 500
     Alexandria, Virginia 22314-2054              278,963.622     10.47%

     Victoria Bank and Trust Company,
     Structural Metals, Inc. Pension Plan
     One O'Connor Plaza, 6th Floor
     Victoria, Texas 77901-65497                  211,837.247      9.49%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
   BAC Local #19 Pension Trust,
   C/O Allied Administrators Inc.
   777 Davis Street
   San Francisco, California 94111-1405           150,790.110          5.66%

   Sheet Metal Workers' Int'l
   Association Staff Pension Plan
   1750 New York Avenue, N.W.
   Washington, D.C. 20006-5301                    140,889.311          5.29%

CADENCE CAPITAL APPRECIATION FUND

   Donaldson Lufkin & Jenrette-Pershing
   Division **
   P.O. Box 2052
   Jersey City, New Jersey 07303-2052           1,632,726.116         11.78%

   Coopers & Lybrand Master
   Retirement Trust
   34 Exchange Place
   4th Floor
   Jersey City, New Jersey 07302-3901           2,923,214.904         21.10%

CADENCE MID CAP GROWTH FUND

   Staff Retirement Plan of the
   International Telecommunications
   Satellite Organization
   3400 International Drive, N.W.
   Washington, D.C. 20008-3006                    518,993.669          5.00%

   The Jacob & Hilda Blaustein
   Foundation, Inc.
   Blaustein Building
   P.O. Box 238
   Baltimore, Maryland 21203-0238                 596,187.299          5.75%

   First Trust NA TTEE of Dayton
   Hudson Corporation Supplemental
   Retirement Savings and Employee
   Stock Ownership Plan
   P.O. Box 64010
   St. Paul, Minnesota 55164-0100               1,231,357.916         11.87%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
   The Lighthouse, Inc.
   111 E. 59th Street
   New York, New York 10022-1202                  563,447.357         5.43%

   First Bank National Association
   Custodian for St. Paul Foundation,
   Mutual Funds A/C 10146495
   P.O. Box 64482
   St. Paul, Minnesota 55164-0482               1,063,582.163        10.25%

   Berklee College of Music, Inc.
   1140 Boylston Street
   Boston, Massachusetts 02215-3693               617,894.813         5.96%

CADENCE MICRO CAP GROWTH FUND

   Charles Schwab & Co., Inc.**
   101 Montgomery Street
   San Francisco, California 94104-4122           862,346.904        19.04%

   Collins Group Trust IX
   770 Broadway
   Tenth Floor
   New York, New York 10003-9598                  278,310.153         6.15%

   University of Southern California
   Treasurer's Office
   University Park, BKS 402
   Los Angeles, California 90089-2541             473,933.649        10.46%

   Collins Group Trust
   770 Broadway, Tenth Floor
   New York, New York 10003-9522                  538,280.484        11.89%

   Pacific Mutual Life Insurance
   Company
   700 Newport Center Drive
   Newport Beach, California 92660-6397           361,010.830         7.97%

   Bost & Co., A/C DOMF8526562
   P.O. Box 3198
   Mutual Fund Operations
   Pittsburgh, Pennsylvania 15230                 836,911.838        18.48%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
   Toyota Directed Retirement Trust
   P.O. Box 92956
   Chicago, Illinois 60690                        377,545.935          8.34%

CADENCE SMALL CAP GROWTH FUND

   The TTEE of the KN Energy Inc.,
   Retirement Plan and Trust Agreement
   for Non Bargain Employees
   P.O. Box 281304
   Lakewood, Colorado 80228-8304                  586,035.771         16.53%

   The TTEE of the KN Energy Inc.,
   Retirement Plan and Trust Agreement
   for Bargain Employees
   P.O. Box 281304
   Lakewood, Colorado 80228-8304                  353,552.475         9.97%

   The Jewish Federation of
   Metropolitan Chicago
   One South Franklin Street
   Room 625
   Chicago, Illinois 60606-4609                   349,824.877         9.87%

   Pacific Mutual Life Insurance Company
   Employees' Retirement Plan Trust
   700 Newport Center Drive
   Newport Beach, California 92660                441,041.670        12.44%

   Pacific Mutual Life Insurance Company
   700 Newport Center Drive
   Newport Beach, California 92660-6397           260,281.104         7.34%

   Bost & Co., A/C DOMF8526562
   P.O. Box 3198
   Mutual Fund Operations
   Pittsburgh, Pennsylvania 15230                 721,936.057        20.36%

COLUMBUS CIRCLE INVESTORS CORE EQUITY FUND

   The Bank of New York as
   Trustee for Melvill Corporation
   One Theall Road
   Rye, New York 10580-1404                     1,546,276.805        62.14%*

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
Pacific Mutual Life Insurance Company
   700 Newport Center Drive
   Newport Beach, California 92660                428,426.396        17.22%

COLUMBUS CIRCLE INVESTORS MID CAP EQUITY FUND

   John W. Barnum
   5175 Tilden Street, N.W.
   Washington, D.C. 20016-1961                     50,091.590        7.74%

   Pacific Mutual Charitable Foundation
   700 Newport Center Drive
   Newport Beach, California 92660                 59,506.989        9.20%

   Union Bank Trustee for Pacific
   Corinthian Life Insurance
   Company Pension Plan
   P.O. Box 109
   San Diego, California 92112-4103                50,052.646        7.70%

PACIFIC MUTUAL LIFE INSURANCE COMPANY
   700 Newport Center Drive
   Newport Beach, California 92660                439,316.239       67.92%*

PARAMETRIC ENHANCED EQUITY FUND

   Pacific Mutual Life Insurance Company
   Employees' Retirement Plan Trust
   700 Newport Center Drive
   Newport Beach, California 92660                715,650.713       13.78%
   Glass, Molders, Pottery, Plastics
   & Allied Workers Int'l Union-Death
   Beneficiary Department
   608 E. Baltimore Pike
   P.O. Box 607
   Media, Pennsylvania 19063                      498,852.741        9.61%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
   Santa Clara Mission Cemetery
   Perpetual Care Endownment Fund
   The Rector-Nobili Hall
   Santa Clara University
   Santa Clara, California 95053                  287,548.155         5.54%

First Interstate Bank of CA,
   Custodian S.F. Bay Area
   Rapid Transit District Deferred
   Compensation Plan
   P.O. Box 9800
   Calabasas, California 91372-0800               662,711.031        12.76%

   First Interstate Bank of CA
   TTEE S.F. Bay Area Rapid
   Transit Pension
   P.O. Box 9800
   Calabasas, California 91372-0800               697,012.770        13.42%

   Hoag Memorial Hospital Presbyterian
   301 Newport Blvd.
   Newport Beach, California 91102-2590           346,864.671         6.68%

   Trustees of the CMTA-Glass,
   Molders, Pottery, Plastics and
   Allied Workers (Local 164B)
   Pension Trust
   1999 Harrison Street
   Suite 500
   Oakland, California 94623                      832,930.671        16.04%

BLAIRLOGIE EMERGING MARKETS FUND

   Pacific Mutual Life Insurance Company
   Employees' Retirement Plan Trust
   700 Newport Center Drive
   Newport Beach, California 92660                813,411.978        12.39%

   Donaldson Lufkin & Jenrette-Pershing
   Division**
   P.O. Box 2052
   Jersey City, New Jersey 07303-2052             738,929.152        11.26%

                                                            SHARES        PERCENTAGE OF
                                                         BENEFICIALLY      OUTSTANDING
                                                             OWNED            SHARES
                                                         ------------     -------------
   Charles Schwab & Co., Inc.**
   101 Montgomery Street
   San Francisco, California 94104-4122                  2,268,137.840       34.55%

   Pacific Mutual Life Insurance
   Company
   700 Newport Center Drive
   Newport Beach, California 92660                         685,622.958       10.45%

   Harold L. Ahlberg
   1616 Travis Circle South
   Irving, Texas 75038-6247                                385,727.598        5.88%

BLAIRLOGIE INTERNATIONAL ACTIVE FUND

   Pacific Mutual Life Insurance Company Employees'
   Retirement Plan Trust
   700 Newport Center Drive
   Newport Beach, California 92660                         916,599.197       16.83%

   Charles Schwab & Co., Inc.**
   101 Montgomery Street
   San Francisco, California 94104-4122                    437,200.018        8.03%

   Pacific Financial Asset
   Management Corporation
   700 Newport Center Drive
   Newport Beach, California 92660                       1,923,660.028       35.33%*

   First Interstate Bank
   TTEE FBO Cadence Design
   System Inc.
   P.O. Box 9
   Calabasas, California 91372-0800                        438,179.708        8.05%

BALANCED FUND

   Pacific Mutual Life Insurance
   Company (PM RISP)
   700 Newport Center Drive
   Newport Beach, California 92660                         832,979.935       11.81%

                                                    SHARES        PERCENTAGE OF
                                                 BENEFICIALLY      OUTSTANDING
                                                    OWNED            SHARES
                                                 ------------     -------------
   California Race Track Association
   Santa Anita Park
   Arcadia, California 91006-0808                 889,726.774         12.62%

   Hoag Memorial Hospital Presbyterian
   301 Newport Blvd.
   Newport Beach, California 92660              1,154,284.397         16.37%

   IBEW (Local 1710) Pension Trust
   P.O. Box 2590
   Pasadena, California 91102-2590              1,009,902.705         14.32%

   Key Bank of Washington as
   Agent for Multicare Medical
   Center Professional & General
   Liability Trust
   1101 Pacific Avenue
   3rd Floor
   Tacoma, Washington 98402-4304                  680,423.212          9.65%

   Trustees of the Redlands Community
   Hospital Retirement Plan
   350 Terracina Blvd.
   Redlands, California 92373-4850                551,911.511          7.83%

   Telephone Employees' Credit Union
   123 S. Marengo Avenue
   Pasadena, California 91109                     550,566.014          7.81%

   Dominguez Water
   Corporation Pension Fund
   21718 S. Alameda Street
   Long Beach, California 90810                   383,472.833          5.44%

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares held of record by Charles Schwab & Co., Inc. and Donaldson Lufkin & Jenrette-Pershing are held only as nominee.

     As of October 23, 1995, the Trustees and Officers of the Trust, as a group, owned .079%, .13%, .028%, .079%, .059%, .010%, .012%, .050%, and .009% of the
outstanding shares of the NFJ Equity Income, NFJ Diversified Low P/E, Blairlogie International Active, Blairlogie Emerging Markets, Cadence Micro Cap Growth, Cadence Mid Cap Growth, Cadence Capital Appreciation, NFJ Small Cap Value, and Columbus Circle Investors Mid Cap Equity Funds, respectively.

CODE OF ETHICS

     The Trust, PIMCO Advisors, and the Portfolio Managers have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO Advisors and each Portfolio Manager who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust, PIMCO Advisors, or the Portfolio Managers. Such persons are required to preclear certain security transactions with a compliance officer or his designee and to report certain transactions on a regular basis. PIMCO Advisors has developed procedures for administration of the Codes of Ethics.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC") serves as custodian, transfer agent and dividend disbursing agent for assets of all Funds. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Trust for the custody of the foreign securities acquired by the Columbus Circle Investors Core Equity, Columbus Circle Investors Mid Cap Equity, Blairlogie Emerging Markets, and Blairlogie International Active Funds. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York, 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository.

     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, serves as the independent public accountants for the Funds. Deloitte & Touche LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Financial statements for the Trust as of October 31, 1994, for its fiscal year then ended, including notes thereto, and the reports of Deloitte & Touche LLP thereon dated December 16, 1994 are incorporated by reference from the Trust's 1994 Annual Report. Financial statements for the Trust as of April 30, 1995, including the notes thereto, are incorporated by reference from the Trust's 1995 Semi-Annual Report.